UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): May 19, 2006

Commission File No. 0-18387

PEGASUS AIRCRAFT PARTNERS II, L.P.
(Exact name of registrant as specified in its charter)
State of Organization: Delaware
IRS Employer Identification No. 84-1111757
Four Embarcadero Center, 35th Floor, San Francisco, California 94111
Telephone — (415) 434-3900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This document consists of 3 pages

Item 8.01.   Other Events
     Pegasus Aircraft Partners II, L.P. (the “Partnership”) made a final distribution to certain of its Limited Partners on May 19, 2006. Pursuant to the Partnership’s Limited Partnership Agreement (“Partnership Agreement”), the amount of the distribution was allocated to the Limited Partners based on their tax basis Capital Account balances prior to this final distribution. Those investors with negative tax basis capital accounts did not receive a distribution. Upon completion of the distribution, the Partnership will have completed its winding up and dissolution and will be terminated in accordance with its Partnership Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEGASUS AIRCRAFT PARTNERS II, L.P. (Registrant)
By:	Air Transport Leasing, Inc.
Administrative General Partner

May 19, 2006	By:	/S/CLIFFORD B. WATTLEY
President, Director, Chief Financial and
Accounting Officer

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